Product Sales and Marketing Services Agreement - Future minimum cash payments due to the retailer (Details) $ in Thousands	Dec. 31, 2021 USD ($)
Product Sales and Marketing Services Agreement
2022	$ 1,000
2023	1,000
2024	1,000
2025	500
Total	$ 3,500